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                                                                   EXHIBIT 10.11
                                   EXHIBIT "D"

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "PLEDGE AGREEMENT") is effective as of the 15th day of August, 2000, by and between Compass Knowledge Holdings, Inc., a Nevada corporation, (the "PLEDGOR") and Firstar Bank, Firstar Bank, N.A. Corporate Trust Dept., 425 Walnut Street, Cincinnati, OH 45201, Trustee ("Pledgee") for the Shareholders listed on the signature page of this Agreement (collectively the "Shareholder").

                              W I T N E S S E T H:

         WHEREAS, that certain Agreement and Plan of Stock Purchase (the "STOCK PURCHASE AGREEMENT") was entered into on August 15, 2000 by and among Compass Knowledge Holdings, Inc., a Nevada corporation, Compass Acquisition Corp., a Florida corporation, the Shareholders and Jamita, Inc., an Ohio corporation ("Jamita").

         WHEREAS, pursuant to the terms and conditions of the Stock Purchase Agreement, the Shareholder will receive, in addition to certain cash consideration, the right to receive common shares of Pledgor (the
"Obligations"); and

         WHEREAS, the Shareholder is desirous of securing the payment of the Obligations and Pledgor is agreeable all on the following terms and conditions hereinafter set forth; and

         WHEREAS, it is a condition precedent to the Closing of the Stock Purchase Agreement that Pledgor shall have executed and delivered this Pledge Agreement to the Shareholder and Pledgee.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Pledgor covenants, represents and agrees with Pledgee as follows:

         1. PLEDGE. Upon the terms hereof, Pledgor hereby pledges and assigns to Pledgee, and grants to Pledgee, as trustee for the benefit of the Shareholder, a security interest in and to all of the following property, and all rights, titles and interests of Pledgor therein (all of the following being sometimes referred to herein collectively as the "PLEDGED INTERESTS"): (a) all the duly authorized, issued and outstanding restricted common stock of Jamita which Pledgor or its subsidiaries shall own subsequent to the closing of the Stock Purchase Agreement and the closing of that certain Agreement and Plan of Stock Purchase with respect to the acquisition of Rutherford Learning Group, Inc. which shall be no less than 90% of the total issued and outstanding shares of Jamita considering the 10% equity interest that will be owned by Mr. Michael Rutherford (the "PLEDGED SHARES"); (b) all cash, securities, dividends, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and any other property substituted or exchanged therefor; and (c) all proceeds and/or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of, the Pledged Shares.


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         2. SECURED OBLIGATION. The security interest herein granted (the
"SECURITY INTEREST") shall secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Upon full payment of the Obligations, the Security Interest shall automatically be released by Pledgee, the Shareholder and any Successor in interest. In the event there is a dispute as to whether or not full payment of the Obligations has been made, the parties will, in good faith, attempt to resolve any such disputes and if such disputes can not be resolved within 30 days of the requested release, such disputes shall be resolved in accordance with Section 18 below.

         3. REPRESENTATIONS AND WARRANTIES; RELATED COVENANTS. Pledgor represents, warrants, covenants and agrees to and with the Shareholder that: (a) Pledgor is the legal and beneficial owner of the Pledged Shares; (b) the Pledged Shares are, and the Pledged Shares hereafter created or acquired shall be at the time of creation or acquisition of such additional shares, duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof have been paid; (c) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Pledged Interests; (d) the Pledged Interests are free and clear of all liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than (i) this Security Interest and
(ii) restrictions on transferability imposed by applicable state and federal securities laws; (e) Pledgor has full right and authority to pledge the Pledged Interests for the purposes and upon the terms set out herein, and the execution, delivery and performance of this Pledge Agreement are not in contravention of any indenture, agreement or undertaking to which Pledgor is a party or by which Pledgor is bound; and (f) the original certificates representing the Pledged Shares have been delivered to Pledgee. Notwithstanding anything herein to the contrary, any reference to Pledged Interests with respect to any provision contained herein shall exclude for these purposes all matters including, without limitation, all disputes, rights of setoff, counterclaims, defenses, liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons which arise from, through or out of unauthorized actions or omissions of the Shareholder or the Pledgee.

         4. COVENANTS. (a) FURTHER ACTS, ASSURANCES. Pledgor covenants and agrees to from time to time promptly execute and deliver to Pledgee all such other assignments, certificates, supplemental writings and financing statements as the Pledgee reasonably requests in order to perfect or evidence the Security Interest. Pledgor further agrees that if Pledgor shall at any time acquire any additional shares or other equity interests therein in respect of such Pledged Shares, and whether such acquisition shall be by purchase, exchange, reclassification, dividend or otherwise, Pledgor shall forthwith (and without the necessity for any request or demand by Pledgee) deliver the certificates representing such shares or interests to Pledgee, in the same manner and with the same effect as described in SECTIONS 1 through 3 hereof. Upon delivery, such shares shall thereupon constitute Pledged Interests and shall be subject to the Security Interest herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement.

         (b) NO TRANSFER OR HYPOTHECATION. Pledgor will not, without the prior written consent of Shareholder, transfer, assign, dispose of its right, title or interest in the Pledged Interests, or any part thereof, or create directly or indirectly any other security interest or otherwise encumber any of the Pledged Interests, or permit any of the Pledged Interests to ever be or become subject to any warrant, put, option or other rights of third persons or any attachment,



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execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, except which may arise from, through or out of unauthorized actions or omissions of the Shareholder or Pledgee. Pledgor will warrant and defend the security interests created hereby against the claims of all third parties other than those claims arising out of or through the unauthorized actions or omissions of the Shareholder and/or Pledgee.

          (c) INSPECTION. Pledgor shall allow Pledgee and Shareholders upon reasonable written request within reasonable time parameters to inspect all records of Pledgor relating to the Pledged Interests, and to make and take away copies of such records during normal business hours.

         (d) CHANGES. Pledgor shall promptly notify Pledgee of any material change in any fact or circumstance warranted or represented by Pledgor in this Pledge Agreement or in any other writing furnished by Pledgor to Pledgee in connection with the Pledged Interests.

         (e) CLAIMS. Pledgor shall promptly notify Pledgee of any claim, action or proceeding affecting title to the Pledged Interests, or any part thereof, or the Security Interest, and at the request of Pledgee, appear in and defend, at Pledgor's expense, any such action or proceeding.

         (f) COSTS. Pledgor shall promptly pay to Pledgee the amount of all reasonable fees, costs and expenses of Pledgee, including, but not limited to, attorneys' fees, incurred by Pledgee in connection with the enforcement of the rights of Pledgee hereunder.

         5. CONVERSIONS; ETC. Should the Pledged Shares, or any part thereof, ever be in any manner converted into another property of the same or another type or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Pledged Shares, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Pledged Interests, and Pledgor covenants forthwith to pay or deliver to Pledgee all of the same which is susceptible of delivery; and at the same time, if Pledgee deems it necessary and so requests, Pledgor will properly endorse or assign the same to Pledgee. Without limiting the generality of the foregoing, Pledgor hereby agrees (i) that the shares of capital stock of the surviving corporation in any merger or consolidation involving any of the Pledged Interests shall be deemed to constitute the same property as the Pledged Interests, and (ii) to cause any payments to be received by Pledgor upon the redemption, conversion or transfer of any of the Pledged Shares to be delivered directly and immediately to Pledgee for application by Pledgee to the Obligations. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Pledgee, Pledgor will forthwith execute and deliver to Pledgee such documentation as Pledgee shall reasonably request to create and perfect the liens and security interests intended to be created herein.

         6. PAYMENTS ON THE PLEDGED SHARES. With respect to any instruments or warrants that are or become part of the Pledged Shares, Pledgee, without notice to Pledgor, shall have the right at any time and from time to time, after the occurrence and during the continuance of an Event of Default, to notify and direct Pledgor to thereafter make all payments on such Pledged Shares directly to Pledgee, regardless of whether Pledgor was previously making collections thereon, and, with respect to such instruments or warrants that are stock certificates, shares of capital or permanent reserve fund stock or beneficial






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interest, or other securities, Pledgee shall have authority, after the occurrence and during the continuance of an Event of Default, without further notice to Pledgor, either to have them registered in Pledgee's name, or in the name of Pledgee's nominee, or, with or without registration, to demand and to receive a receipt for, any and all distributions payable with respect thereto, regardless of the medium in which paid and whether they be ordinary or extraordinary.

         7. PRESERVATION OF PLEDGED SHARES. Pledgee shall, for the benefit of the Shareholder, have responsibility for and the obligation and duty with respect to all or any part of the Pledged Interests or any matter or proceeding arising out of or relating thereto, to, without limitation, the obligation and duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto and distribute the appropriate amounts to the Shareholder. Notwithstanding, it being understood and agreed that Pledgor shall be responsible generally for the preservation of all rights in the Pledged Interests and the rights of the Shareholder in respect thereof other than those claims arising out of or through the unauthorized actions or omissions of the Shareholder or the Pledgee.

         8. RIGHTS OF PARTIES BEFORE AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT.

                  (a) RIGHTS PRIOR TO AN EVENT OF DEFAULT. Unless and until an Event of Default shall occur,

                           (i) Pledgor shall be entitled to receive all cash
                  dividends paid or to be paid to Pledgor in respect of or attributable to the Pledged Shares and any and all other Distributions (hereinafter defined), except as provided in the following sentence. Notwithstanding the foregoing, Pledgee shall be entitled to receive, whether or not an Event of Default has occurred, any and all Distributions of stock, whether as a result of a stock dividend, stock split or otherwise. As used herein "Distributions" shall mean the retirement, redemption, purchase or other acquisition for value of the Pledged Shares, the declaration or payment of any dividend or other distribution on or with respect to the Pledged Shares, and any other payment made with respect to the Pledged Shares. All such Distributions of stock and, after the occurrence of an Event of Default, any and all other distributions, shall if received by any entity other than Pledgee, be held in trust for the benefit of the Shareholder and shall forthwith be delivered to Pledgee (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Pledgor in accordance with Pledgee's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of the Pledged Interests which come into the possession of Pledgee may, at Pledgee's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Pledgor, or be retained in whole or in part by Pledgee as additional security for the payment and performance of the Obligations. Pledgee shall never be obligated to make any investment of such proceeds and shall never have any liability to Pledgor for any loss which may result therefrom. All interest and other amounts earned from any investment of such proceeds may be dealt with by Pledgee in the same manner as other cash proceeds.

                           (ii) Pledgor shall have the right to vote and give
                  consents with respect to all of the Pledged Shares and to consent to, ratify, or waive notice of any and all meetings;




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                  PROVIDED THAT such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or the provisions of this Pledge Agreement.

                  (b) RIGHTS AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Pledgee, or on behalf of the Shareholders and without the consent of Pledgor, may:

                           (i) At any time vote or consent in respect of any of
                  the Pledged Shares and authorize any Pledged Shares to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to Pledgee, in its discretion, to protect or further the interests of Pledgee in respect of any of the Pledged Shares as though it were the outright owner thereof;

                           (ii) In respect of any Pledged Shares, join in and
                  become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to Pledgee, in his sole and absolute discretion, in respect of any such Pledged Shares, and deposit any such Pledged Interests under any such plan; make any exchange, substitution, cancellation or surrender of such Pledged Shares required by any such plan and take such action with respect to any such Pledged Shares as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of Pledged Shares from the Security Interest of this Pledge Agreement; and

                           (iii) Receive all Distributions and other payments of
                  whatever kind made upon or with respect to any Pledged Interests.

                  (c) RIGHT OF SALE AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Pledgee may, on behalf of the Shareholder, sell, without recourse to judicial proceedings, by way of one or more contracts, with the right to bid for and buy, the Pledged Interests or any part thereof, upon thirty (30) days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at Pledgee's option and in Pledgee's complete discretion:

                           (i) At public sale, including a sale at any broker's
                  board or exchange; or

                           (ii) At private sale in any manner which will not
                  require the Pledged Interests, or any part thereof, to be registered in accordance with The Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above. Pledgee is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgee may deem required or appropriate in the event of sale or disposition of any of the Pledged Interests. Pledgor understands that Pledgee may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Interests, or any portion thereof, than would





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                  otherwise be obtainable if the same were registered and sold in the open market. Pledgor agrees (A) that in the event Pledgee shall so sell the Pledged Interests, or any portion thereof, at such private sale or sales, Pledgee shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange (or independent appraiser) as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by Pledgee in obtaining such advice to be paid by Pledgor as an expense related to the exercise by Pledgee of its rights hereunder), and (B) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner. Pledgee shall be under no obligation to take any steps to permit the Pledged Interests to be sold at a public sale or to delay a sale to permit the Pledgor to register the Pledged Interests for public sale under The Securities Act of 1933 or applicable state securities law.

         In case of any sale by the Pledgee of the Pledged Interests on credit or for future delivery, the Pledged Interests sold may be retained by Pledgee until the selling price is paid by the purchaser, but Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Interests so sold. In case of any such failure, such Pledged Interests so sold may be again similarly sold.

         (d) OTHER RIGHTS AFTER AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Pledgee, at his election and on behalf of the Shareholder, may exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of Florida or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder, under the Stock Purchase Agreement, at law, in equity or otherwise.

         (e) APPLICATION OF PROCEEDS. Any and all proceeds ever received by Pledgee from any disposition of the Pledged Interests, or any part thereof or the exercise of any other right pursuant hereto shall be applied as payment for costs and expenses incurred in connection with such Event of Default and then as payments against the Damages (as defined in the Stock Purchase Agreement).

         9. NOTICES. Whenever this Pledge Agreement requires or permits any consent, approval, notice, request or demand from any one party to another, the consent, approval, notice, request or demand shall be deemed given if given in accordance with Section 10.3 of the Stock Purchase Agreement.

         10. RIGHT TO FILE AS FINANCING STATEMENT. Pledgee shall have the right at any time to execute and file this Pledge Agreement as a financing statement, but the failure of Pledgee to do so shall not impair the validity or enforceability of this Pledge Agreement or the Security Interest.

         11. RIGHTS. (a) Each right, power and remedy of Pledgee provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Pledgee of any one or more of such rights, power or remedies shall not preclude the simultaneous or later exercise by Pledgee of any or all such other rights, powers or remedies. No failure or





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delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder, under the Stock Purchase Agreement, without notice or demand, or prejudice its rights as against Pledgor in any respect.

         (b) Pledgor hereby waives any requirement that Pledgee or the Shareholder exhaust any right or remedy or take any action in connection with the Stock Purchase Agreement before exercising any right or remedy under this Pledge Agreement. The obligations of Pledgor hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of Pledgor:

               (i) the renewal or extension of the maturity of or the acceptance of partial payments with respect to any and all amounts due and owing under the Stock Purchase Agreement, or any part thereof;

              (ii) the alteration in any manner of the terms of the Stock Purchase Agreement or any part thereof either as to the maturities thereof, rates of interest, methods of payment, parties thereto or otherwise (except for any notices to or consents of Pledgor expressly required pursuant to the Stock Purchase Agreement);

             (iii) the waiver by Pledgee or the Shareholder of the performance or observance by Pledgor of any of its agreements, covenants, terms or conditions contained in the Stock Purchase Agreement;

              (iv) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting Pledgor;

               (v) the release by operation of law or otherwise of Pledgor from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Stock Purchase Agreement (except to the extent, if any, that the obligations of Pledgor hereunder are specifically affected pursuant to or in connection with any such release); or

              (vi) the release of any security, whether under this Pledge Agreement or the Stock Purchase Agreement (except to the extent, if any, that the obligations of Pledgor hereunder are specifically affected pursuant to or in connection with any such release).

         12. AMENDMENTS. This Pledge Agreement may be amended only by an instrument in writing executed jointly by Pledgor and Pledgee and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         13. MULTIPLE COUNTERPARTS. This Pledge Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.




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         14. PARTIES BOUND; ASSIGNMENT. This Pledge Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of Pledgee and Pledgee's successors and assigns.

         15. INVALID PROVISIONS. If any provision of this Pledge Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Pledge Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Pledge Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         16. NO CONTROL BY PLEDGEE. Notwithstanding anything herein to the contrary, this Pledge Agreement, the Stock Purchase Agreement, and the transactions contemplated hereby and thereby, do not and will not constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of the Compass Acquisition Corp. by Pledgee, or control, affirmative or negative, direct or indirect, by Pledgee over the management or any other aspect of the day-to-day operation of the Compass Acquisition Corp., which ownership and control remains exclusively and at all times with the Pledgor, except as otherwise provided herein with respect to rights after an Event of Default.

         17. PARAGRAPH HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         18. RESOLUTION OF DISPUTES. In the event there is a dispute between the parties, the parties will, in good faith, attempt to resolve any such disputes and if such disputes can not be resolved within 30 days of such dispute including, without limitation the requested release of the Pledged Interests, or any portion thereof, such dispute shall be finally settled by binding arbitration heard by three (3) arbitrators in Cincinnati, Ohio, pursuant to the rules then pertaining of the American Arbitration Association.

         19. CONFLICTS WITH STOCK PURCHASE AGREEMENT. In the event of any conflict or inconsistency between the terms of this Pledge Agreement and the terms of the Stock Purchase Agreement, the terms of this Pledge Agreement will control.

         20. AGREEMENT TO SUPPLEMENT. Pledgor acknowledges and agrees that this Pledge Agreement may be amended and supplemented from time to time to (a) specifically include a description of all Pledged Interests are to become subject hereto subsequent to the date hereof pursuant to this Pledge Agreement. Pledgee shall have a valid first priority security interest in all additional Pledged Interests that come into existence after the date hereof. Pledgor hereby agrees to execute, deliver and cause the filing of all stock certificates, stock




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powers, financing statements and other documents and to take such further action as deemed necessary in Pledgee's discretion with respect to each such additional Pledged Shares to ensure the rights of Pledgee hereunder with respect thereto.

         21. SHAREHOLDER ELECTIONS, CONSENTS OR APPROVALS. For purposes of determining any election, consent, approval and/or disapproval of the Shareholder as may be required by this Pledge Agreement, the election, consent, approval and/or disapproval, as the case may be, of Larry G. Rowedder and Michael Rutherford shall be deemed for these purposes the election, consent, approval and/or disapproval, as the case may be, of the Shareholder, except as otherwise specifically stated herein.

         22. CONCERNING THE PLEDGEE.

            a) The Pledgee shall, upon submission to Pledgor of an itemized statement, be reimbursed by Pledgor for all expenses, including reasonable attorneys fees and expenses (including attorneys fees of attorneys employed by the Pledgee which shall be reimbursed to the Pledgee based on the regular billing rates of the attorneys performing services), disbursements and costs (collectively, "Expenses") incurred or made by it in the performance of its duties hereunder.

            b) The Pledgee shall not be liable for any mistake or fact or error of judgment by it or for any other acts or omissions by it of any kind whatsoever unless caused by bad faith, gross negligence or fraud, and shall be entitled to rely and shall be protected in doing so, upon (i) written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so and/or (ii) the advice of counsel (which may be of the Pledgee's choosing and may be attorneys employed by the Pledgee).

            c) The parties jointly and severally agree to indemnify and hold harmless the Pledgee against any and all losses, damages, liabilities, claims, demands and Expenses (collectively, "Damages") incurred or suffered by it relating to, arising out of or in connection with this Pledge Agreement except for Damages incurred or suffered by the Pledgee resulting from its own bad faith, gross negligence or fraud.

            d) The Pledgee may resign and may be discharged from its duties hereunder at any time by giving notice of such resignation to all parties specifying a date (not less than thirty (30) days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, a successor escrow agent shall be appointed by mutual agreement of the Shareholders and Pledgor, such successor Pledgee to become the Pledgee hereunder upon the resignation date specified in such notice. If the Shareholders and Pledgee are unable to agree upon this successor Pledgee within thirty (30) days after such notice, the Shareholders shall, and the Pledgee may instead, appoint a reputable commercial bank. The Pledgee shall continue to serve until a successor accepts and receives the Collateral.

            e) Anything to the contrary contained in this Pledge Agreement notwithstanding, the Pledgee may deposit the Collateral with either (i) the clerk of any court of competent jurisdiction upon commencement of an action in the nature of interpleder or in the course of any court proceedings or (ii) a successor escrow agent designated by the arbitrators in accordance with Section 18 hereof, whereupon the Pledgee's responsibilities hereunder shall expire.



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         23. SUBSTITUTION OF PLEDGED INTERESTS. Notwithstanding anything herein to the contrary, with the consent of the Shareholder, Pledgor may substitute all or any portion of the Pledged Interests with new collateral. Upon such substitution, the Pledgee shall take all reasonable measures to release the subject Pledged Interests.

         24. NONCIRCUMVENTION. Pledgor agrees not to take any action or fail to take any action which would have the effect of circumventing or otherwise materially interfering with the purpose of this Pledge Agreement as set forth herein.

         25. DELIVERY OF CERTIFICATES. Contemporaneous with the Closing of the Stock Purchase Agreement, the Pledgor shall deliver to Pledgee the original of the stock certificate for all of the Pledged Shares referred to herein together with executed and undated irrevocable stock powers.

         26. COMPLETE AGREEMENT. THIS PLEDGE AGREEMENT AND THE STOCK PURCHASE AGREEMENT WITH ITS EXHIBITS AND SCHEDULES COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG THE SHAREHOLDER, THE PLEDGEE AND THE PLEDGOR WITH REGARD TO THE PLEDGED INTERESTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF PLEDGOR AND PLEDGEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE SHAREHOLDER, THE PLEDGOR AND THE PLEDGEE.

         27. FLORIDA LAW. THIS PLEDGE AGREEMENT AND THE STOCK PURCHASE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

            [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

         EXECUTED effective as of the date first above written.

ADDRESS:                                PLEDGOR:

2710 Rew Circle, Suite 100              Compass Knowledge Holdings, Inc.
Ocoee, Florida 34761                    a Florida corporation
Facsimile: 407/656-7585

                                        By: /s/ Rogers W. Kirven, Jr.
                                           ----------------------------------
                                        Name:  Rogers W. Kirven, Jr.
                                               ------------------------------
                                        Title:    CEO
                                                 ----------------------------

2710 Rew Circle, Suite 100              Compass Acquisition Corp.
Ocoee, FL  34761                        a Florida corporation
Facsimile: 407/656-7585

                                        By: /s/ Rogers W. Kirven, Jr.
                                           ----------------------------------
                                        Name:  Rogers W. Kirven, Jr.
                                               ------------------------------
                                        Title:    CEO
                                                 ----------------------------

ADDRESS:                                SHAREHOLDER
6944 Foxhill Lane
Cincinnati, Ohio 45235                  /s/ Larry G. Rowedder
                                        -------------------------------------
                                            Larry G. Rowedder

2123 Cricketwood Court
Matthews, NC 28104                      /s/ Michael Rutherford
                                        -------------------------------------
                                            Michael Rutherford

6944 Foxhill Lane
Cincinnati, Ohio 45235                   /s/ Nancy Rowedder
                                        -------------------------------------
                                             Nancy Rowedder

6944 Foxhill Lane
Cincinnati, Ohio 45235                  /s/ Tammy Anderson
                                        -------------------------------------
                                            Tammy Anderson

6944 Foxhill Lane
Cincinnati, Ohio 45235                  /s/ Mike Rowedder
                                        -------------------------------------
                                            Mike Rowedder

6944 Foxhill Lane
Cincinnati, Ohio 45235                  /s/ Gina Rowedder
                                        -------------------------------------
                                            Gina Rowedder

6944 Foxhill Lane
Cincinnati, Ohio 45235                  /s/ Jacquelyn Rowedder
                                        -------------------------------------
                                            Jacquelyn Rowedder

6944 Foxhill Lane
Cincinnati, Ohio 45235                  /s/ Larry G. Rowedder
                                        -------------------------------------
                                        Larry G. Rowedder as Custodian for
                                        Jessica Anderson under the Ohio
                                        Transfers to Minors Act

                                        PLEDGEE:

                                        -------------------------------------





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